UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 15, 2022, NioCorp Developments Ltd. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing the results of the Company’s 2022 Annual General Meeting of Shareholders, which was held on December 15, 2022 (the “2022 Annual Meeting”).

The sole purpose of this Current Report on Form 8-K/A (this “Amendment”) is to update Item 5.07 of the Original Form 8-K to disclose the decision of the Company’s Board of Directors (the “Board”) on how frequently the Company will conduct future nonbinding shareholder advisory votes on the compensation of the Company’s named executive officers. Except as described above, all of the other information in the Original Form 8-K remains unchanged.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, at the 2022 Annual Meeting, the Company’s shareholders voted, on a nonbinding, advisory basis, on the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers. The highest number of votes cast by the Company’s shareholders was in favor of holding a nonbinding advisory vote every year, which was consistent with the Board’s recommendation in the Management Information and Proxy Circular for the 2022 Annual Meeting. In light of these results, the Board has decided that the Company will hold a nonbinding, advisory vote to approve the compensation of the Company’s named executive officers every year until the next required nonbinding, advisory vote on the frequency of future shareholder advisory votes to approve the compensation of the Company’s named executive officers, which is expected to take place no later than the Company’s 2028 Annual General Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: April 3, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer